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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     December 29, 1998
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                          DISPLAY TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


            Nevada                     0-14427                  33-2286268
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)

         5029 Edgewater Drive, Orlando, Florida              32810
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        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code     (407) 521-7477
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On December 29, 1998, the Registrant mailed to the registered holders of its outstanding redeemable common stock purchase warrants (the "Warrants") notice that the Registrant had elected to exercise its right to call the Warrants for redemption. A copy of the notice of redemption is filed with this Report as Exhibit 4.26 . Under the terms of the redemption notice, all Warrants
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not previously exercised will be redeemed by the Company on January 28, 1999 at the stated redemption price of $.07 per Warrant. Holders of the Warrants have the right to exercise the Warrants through the close of business on January 27, 1999. Each Warrant entitles its holder, upon payment of the $4.32 exercise price, to receive one share of common stock, par value $.001 per share, of the Registrant.

     On December 31, 1998, the Registrant entered into an agreement with SouthTrust Bank, National Association, extending the maturity date of its $1,500,000 credit line from October 1, 1999 to October 1, 2000. A copy of such agreement is filed with this Report as Exhibit 10.134.
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     On January 5, 1999, La-Man Corporation, a Nevada subsidiary of the
Registrant, entered into a Security Agreement with certain of the Registrant's lenders, granting the lenders a lien on certain assets of the subsidiary to secure the Registrant's indebtedness to the lenders. A copy of such agreement is filed with this Report as Exhibit 10.135.
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     On January 4, 1999, the Registrant and Peter D. Mathews, the successor to
Mathews, Holmquist & Associates, Inc. (the "Underwriter"), entered into an amendment to the January 4, 1994 Unit Purchase Option between the Registrant and the Underwriter extending the expiration date of the Unit Purchase Option from January 4, 1999 to February 1, 1999. The Unit Purchase Option grants Mathews as the holder the right to purchase 35,887 units (each unit comprised of two shares of Registrant's common stock and two common stock purchase warrants exercisable at the price of $4.75 per share). The option price for each unit is $6.85. Assuming the full exercise of the Unit Purchase Option and the warrants issuable upon such exercise, Mathews would acquire an aggregate of 143,548 newly issued shares of the Registrant's common stock for total consideration of $586,752.45. A copy of the Unit Purchase Option Amendment is filed with this Report as
Exhibit 10.136.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

           4.24 Amendment No. 4 to Warrant Agreement, dated as of March 20, 1998, between Registrant and Continental Stock Transfer & Trust Company, as Warrant Agent

           4.25 Amendment No. 5 to Warrant Agreement, dated as of November 4, 1998, between Registrant and Continental Stock Transfer & Trust Company, as Warrant Agent

           4.26   Redemption Notice to Warrant Holders dated December 29, 1998

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          10.134  Promissory Note and Mortgage Modification Agreement dated as of December 31, 1998, by Registrant, Don Bell Industries, Inc., Vision Trust Marketing, Inc., Don Bell Industries of Nevada, Inc., La-Man Corporation, Nevada SEMCO, Inc., J.M. Stewart Corporation, J.M. Stewart Industries, Inc., and Certified Maintenance Service, Inc. to and for the benefit of SouthTrust Bank, National Association

          10.135 Security Agreement dated January 5, 1999 between La-Man Corporation and Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC

          10.136 Unit Purchase Option Amendment dated as of January 4, 1999 between Registrant and Peter D. Mathews

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DISPLAY TECHNOLOGIES, INC.
                                       (Registrant)


Date: January 14, 1999                 By: /s/ Marshall S. Harris
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                                           Marshall S. Harris
                                           Vice President, Secretary and
                                           General Counsel


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